UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  July 31, 2006

FEDEX CORPORATION

(Exact name of registrant as specified in its charter)

Commission file number  1-15829

Delaware	62-1721435
(State or other jurisdiction of incorporation)	(I.R.S. Employer
Identification No.)

942 South Shady Grove Road, Memphis, Tennessee	38120
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code:  (901) 818-7500

FEDERAL EXPRESS CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number  1-7806

Delaware	71-0427007
(State or other jurisdiction of incorporation)	(I.R.S. Employer
Identification No.)

3610 Hacks Cross Road, Memphis, Tennessee	38125
(Address of principal executive offices)	(ZIP Code)

Registrant's telephone number, including area code:  (901) 369-3600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01.  Entry into a Material Definitive Agreement.

On July 31, 2006, FedEx Corporation’s wholly owned subsidiary Federal Express Corporation (“FedEx Express”) entered into a new seven-year transportation agreement with the United States Postal Service (the “USPS”) under which FedEx Express will continue to provide domestic air transportation services to the USPS, including for its First-Class, Priority and Express Mail.  The agreement is expected to generate approximately $8 billion in revenue for FedEx Express over its term, which begins on September 25, 2006, and ends on September 30, 2013.  The agreement will replace the existing seven-year transportation agreement dated January 10, 2001, between FedEx Express and the USPS.  A copy of the new agreement will be filed as an exhibit to FedEx’s quarterly report on Form 10-Q for the fiscal quarter ending August 31, 2006.

Certain statements in this report, including (but not limited to) the above statement regarding expected revenues from the new agreement, are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to future events and financial performance.  These forward-looking statements involve risks and uncertainties.  Actual results may differ materially from those contemplated (expressed or implied) by such forward-looking statements, because of, among other things, the risks and uncertainties you can find in our press releases and other SEC filings, including the risk factors identified under the heading “Risk Factors” in “Management’s Discussion and Analysis of Results of Operations and Financial Condition” in our most recent annual report on Form 10-K, as updated by our quarterly reports on Form 10-Q.

SECTION 8 — OTHER EVENTS

Item 8.01.  Other Events.

We are filing this Current Report on Form 8-K for the purpose of, among other things, incorporating the contents of this report in the Registration Statement on Form S-3 (the “Registration Statement”) that we intend to file on August 2, 2006.

This report contains the consolidated balance sheets of FedEx Corporation as of May 31, 2006 and 2005 and the related consolidated statements of income, changes in stockholders’ investment and comprehensive income, and cash flows for each of the three years in the period ended May 31, 2006.  These financial statements include an additional footnote with condensed consolidating financial information in accordance with Rule 3-10(f) of Regulation S-X promulgated by the SEC in order for the subsidiary guarantors that will be additional registrants on the Registration Statement to continue to be exempt from Securities Exchange Act of 1934 reporting pursuant to Rule 12h-5 under the Exchange Act (other than FedEx Express, which is currently a reporting company under the Exchange Act).  Otherwise, these financial statements are identical to the financial statements appearing in FedEx Corporation’s Annual Report on Form 10-K for the fiscal year ended May 31, 2006, as amended by the Form 10-K/A (Amendment No. 1) filed on August 2, 2006.  As indicated in their reports included therein, the financial statements included in this report have been audited by Ernst & Young LLP.

SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.  Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit Number	Description

23.1	Consent of Ernst & Young LLP

99.1

FedEx Corporation’s consolidated balance sheets as of May 31, 2006 and 2005 and the related consolidated statements of income, changes in stockholders’ investment and comprehensive income, and cash flows for each of the three years in the period ended May 31, 2006.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

FedEx Corporation

Date: August 2, 2006	By:	/s/ John L. Merino
John L. Merino
Corporate Vice President and
Principal Accounting Officer

Federal Express Corporation

Date: August 2, 2006	By:	/s/ Jay L. Cofield
Jay L. Cofield
Vice President and
Worldwide Controller

3

EXHIBIT INDEX

Exhibit
Number	Description
23.1	Consent of Ernst & Young LLP

99.1

FedEx Corporation’s consolidated balance sheets as of May 31, 2006 and 2005 and the related consolidated statements of income, changes in stockholders’ investment and comprehensive income, and cash flows for each of the three years in the period ended May 31, 2006.

E-1